SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)  May 15, 2002
                                                         --------------


                              IRT PROPERTY COMPANY
                              --------------------
               (Exact Name of Registrant as Specified in Charter)


          Georgia                     1-7859         58-1366611
  ----------------------------     ------------  -------------------
  (State or Other Jurisdiction     (Commission     (IRS Employer
        of Incorporation)          File Number)  Identification No.)


  200 Galleria Parkway, Suite 1400, Atlanta, Georgia        30339
  --------------------------------------------------      ----------
       (Address of Principal Executive Offices)           (Zip Code)


  Registrant's telephone number, including area code     (770) 955-4406
                                                         --------------

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ITEM  5.     OTHER  EVENTS.

     On May 15, 2002, IRT Property Company issued the press release filed with this Current Report as Exhibit 99.1.

ITEM  7.     FINANCIAL  STATEMENTS,  PRO  FORMA  INFORMATION  AND EXHIBITS.

     (c)     Exhibits.
             --------

             EXHIBIT NUMBER             DESCRIPTION
            ----------------     --------------------------
                  99.1           Press  Release.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              IRT  PROPERTY  COMPANY


Date:     May 15, 2002              By:     /s/  James  G.  Levy
                                            --------------------
                                            Name:     James  G.  Levy
                                            Title:    Chief  Financial  Officer